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                                                                    EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation by reference in this Form 10-K of our report dated November 12, 1999. It should be noted that we have not audited any financial statements of the company subsequent to September 30, 1999, or performed any audit procedures subsequent to the date of our report.






Hartford, Connecticut                       /s/    Arthur Andersen LLP
December 21, 1999                           ------------------------------------